UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 8, 2016
ML TRANSTREND DTP ENHANCED FUTURESACCESS LLC
 (Exact name of registrant as specified in its charter)

Delaware	0-52701	30-0408288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10281
 (Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (609) 274-5838
c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, New York 10080
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Merrill Lynch Alternative Investments LLC is the manager and sponsor (the “Sponsor”) of ML Transtrend DTP Enhanced FuturesAccess LLC  (the “Registrant”).

(b)   On January 8, 2016, James Costabile ceased being a member of the Sponsor’s Board of Managers, and ceased serving as a Vice President of the Sponsor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ML TRANSTREND DTP ENHANCED FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC,
its manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  February 10, 2016